UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

CQENS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55470	27-1521407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 S Green Valley Parkway

Suite 343

Henderson, NV 89012

(Address of principal executive offices Zip Code)

Registrant’s telephone number, including area code: 702-661-2404

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 3(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 30, 2020, CQENS Technologies Inc. (the “Company”) entered into an Asset Purchase Agreement (the “IP Asset Purchase Agreement”) with Xten Capital Group, Inc., a related party (“Xten”), pursuant to which it acquired a portfolio of 29 U.S. and international patents and patent applications in the areas of devices and technologies for aerosolizing certain remedies and pharmaceutical preparations, as well as the solutions and preparation for inhaled delivery. As consideration for the acquisition, the Company issued Xten common stock purchase warrants exercisable for an aggregate of 21,000,000 shares of its common stock at an exercise price of $5.31 per share (the “Warrants”), including a Series A Common Stock Purchase Warrant (the “Series A Warrant”) exercisable for 7,000,000 shares of common stock commencing on September 30, 2023 and expiring on September 30, 2026, and a Series B Common Stock Purchase Warrant (the “Series B Warrant”) exercisable for 7,000,000 shares of common stock commencing on September 30, 2026 and expiring on September 30, 2029, and a Series C Common Stock Purchase Warrant exercisable for 7,000,000 shares of common stock commencing on September 30, 2029 and expiring on September 30, 2032.

On September 3, 2026, the Company approved an amendment to modify the Series A Warrants and Series B Warrants (the “Amendment”). Pursuant to this Amendment, Xten agreed to modify and delay the exercise period of the Series B Warrant to now commence on September 30, 2029 and expire on September 30, 2032. In exchange for Xten’s agreement to delay the exercise period of the Series B Warrant, the Company agreed to amend the exercise period of the Series A Warrant from September 30, 2023 through September 30, 2026 to September 30, 2029 through September 30, 2032.

Except as described above, there have been no other modifications to the Series A Warrant or the Series B Warrant and all other terms of such warrants remain unchanged and in full force and effect.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Exhibit filed as Exhibit 4.1, which is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

4.1	Amendment to Series A and Series B Common Stock Purchase Warrant Agreements between CQENS Technologies Inc. and Xten Capital Group, Inc. dated September 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CQENS TECHNOLOGIES INC.

Date: September 3, 2026	By:	/s/ William P. Bartkowski
William P. Bartkowski, Chief Administrative Officer